                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY
                               -----------------



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1995, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1996.



                                           _________________________
                                           C. A. Campbell, Jr.

                               POWER OF ATTORNEY
                               -----------------



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1995, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1996.



                                           _________________________
                                           H. K. Coble

                               POWER OF ATTORNEY
                               -----------------



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1995, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1996.



                                           _________________________
                                           P. J. Fluor

                               POWER OF ATTORNEY
                               -----------------



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1995, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1996.



                                           _________________________
                                           D. P. Gardner

                               POWER OF ATTORNEY
                               -----------------



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1995, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1996.



                                           _________________________
                                           W. R. Grant

                               POWER OF ATTORNEY
                               -----------------



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1995, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1996.



                                           _________________________
                                           B. R. Inman

                               POWER OF ATTORNEY
                               -----------------



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1995, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1996.



                                           _________________________
                                           R. V. Lindsay

                               POWER OF ATTORNEY
                               -----------------



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1995, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1996.



                                           _________________________
                                           V. S. Martinez

                               POWER OF ATTORNEY
                               -----------------



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1995, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1996.



                                           _________________________
                                           B. Mickel

                               POWER OF ATTORNEY
                               -----------------



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and P. J. TRIMBLE, and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1995, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 18th day of January, 1996.



                                           _________________________
                                           M. R. Seger